UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 14, 2025

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMSI	NASDAQ Global Select Market System

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2025, Merit Medical Systems, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 59,067,132 shares of the Company’s common stock were entitled to vote at the Annual Meeting as of March 18, 2025, the record date for the Annual Meeting, of which 54,159,151 shares were represented in person or by proxy at the Annual Meeting.

The Company’s shareholders voted on the following proposals:

(1)	Election of four nominees, each to serve as a director of Merit until the 2028 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified;
(2)	Non-binding advisory proposal to approve the compensation of Merit’s named executive officers, otherwise known as a “say-on-pay” vote; and
(3)	Ratification of the appointment of Deloitte & Touche LLP as Merit’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The voting results with respect to each of the proposals are discussed further below.

Proposal 1 - Election of Directors

The votes cast for or withheld for each director nominee were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Thomas J. Gunderson	50,969,070	1,330,800	11,997	1,847,284
Laura S. Kaiser	50,553,219	1,675,607	83,041	1,847,284
Michael R. McDonnell	50,977,724	1,322,022	12,121	1,847,284
F. Ann Millner, Ed.D.	48,379,449	3,849,297	83,121	1,847,284

Accordingly, each of the four nominees listed above was elected to serve as a director of Merit until the 2028 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

Proposal 2 - Advisory Vote on Executive Compensation

The results of the voting on a non-binding advisory proposal to approve the compensation of Merit’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
50,562,591	1,735,892	13,384	1,847,284

Accordingly, a majority of votes cast with respect to the advisory “say-on-pay” proposal were “for” approval of the compensation of Merit’s named executive officers, as disclosed in the Proxy Statement.

Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm

The voting results with respect to the proposal to ratify the appointment of Deloitte & Touche LLP to serve as Merit’s independent registered public accounting firm for the fiscal year ending December 31, 2025 were as follows:

For	Against	Abstain	Broker Non-Votes
52,134,647	2,014,762	9,742	0

Accordingly, Merit’s shareholders ratified the appointment of Deloitte & Touche LLP to serve as Merit’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

No other matters were submitted to a vote of shareholders at the Annual Meeting.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits

EXHIBIT NUMBER	DESCRIPTION
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: May 19, 2025	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

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